UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2009
Furmanite Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2435 N. Central Expressway, Richardson,
Texas	75080

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 972-699-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Furmanite Corporation today announced earnings for the period ended March 31, 2009. The press release is included with this filing as exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
Furmanite Corporation held its quarterly conference call with analysts and fund managers to discuss the information released today. The call will be web cast and the slide presentation of support materials is attached as exhibit 99.2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation
May 11, 2009	By:	Howard C. Wadsworth
		Name:	Howard C. Wadsworth
		Title:	CFO